EXHIBIT (q)(1)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Nicholas S. Di Lorenzo, James F. Kirchner or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ Kenneth A. Topping

President and Principal Executive Officer of Eaton Vance Floating-Rate Opportunities Fund, Eaton Vance Growth Trust, Eaton Vance Investment Trust, Eaton Vance Municipals Trust, Eaton Vance Municipals Trust II, Eaton Vance Mutual Funds Trust, Eaton Vance NextShares Trust II, Eaton Vance Series Fund, Inc., Eaton Vance Series Trust, Eaton Vance Series Trust II, Eaton Vance Special Investment Trust, Eaton Vance Variable Trust, Core Bond Portfolio, Emerging Markets Local Income Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Senior Debt Portfolio and Short Duration Inflation-Protected Income Portfolio

August 6, 2024
Kenneth A. Topping

/s/ R. Kelly Williams, Jr.

President and Principal Executive Officer of Eaton Vance NextShares Trust, Greater India Portfolio, Stock Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio

August 6, 2024
R. Kelly Williams, Jr.

/s/ James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	August 6, 2024
James F. Kirchner

Signature	Title	Date

/s/ Alan C. Bowser	Trustee/Director	August 6, 2024
Alan C. Bowser

/s/ Mark R. Fetting	Trustee/Director	August 6, 2024
Mark R. Fetting

/s/ Cynthia E. Frost	Trustee/Director	August 6, 2024
Cynthia E. Frost

/s/ George J. Gorman	Trustee/Director	August 6, 2024
George J. Gorman

/s/ Valerie A. Mosley	Trustee/Director	August 6, 2024
Valerie A. Mosley

/s/ Keith Quinton	Trustee/Director	August 6, 2024
Keith Quinton

/s/ Marcus L. Smith	Trustee/Director	August 6, 2024
Marcus L. Smith

/s/ Nancy Wiser Stefani	Trustee/Director	August 6, 2024
Nancy Wiser Stefani

/s/ Susan J. Sutherland	Trustee/Director	August 6, 2024
Susan J. Sutherland

/s/ Scott E. Wennerholm	Trustee/Director	August 6, 2024
Scott E. Wennerholm

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance Municipals Trust II

Eaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Eaton Vance NextShares Trust II

Eaton Vance Series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance Variable Trust

Eaton Vance Floating-Rate Opportunities Fund

Portfolio Name	Trust Name
Core Bond Portfolio	Eaton Vance Special Investment Trust
Eaton Vance Floating Rate Portfolio	Eaton Vance Mutual Funds Trust
Emerging Markets Local Income Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Absolute Return Advantage Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Capital Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Global Macro Portfolio	Eaton Vance Mutual Funds Trust
Global Opportunities Portfolio	Eaton Vance Mutual Funds Trust
Greater India Portfolio	Eaton Vance Special Investment Trust
High Income Opportunities Portfolio	Eaton Vance Mutual Funds Trust
International Income Portfolio	Eaton Vance Mutual Funds Trust
Senior Debt Portfolio	Eaton Vance Mutual Funds Trust
Short Duration Inflation-Protected Income Portfolio	Eaton Vance Special Investment Trust
Stock Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed International Equity Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Multi-Cap Growth Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Small-Cap Portfolio	Eaton Vance Mutual Funds Trust
Tax-Managed Value Portfolio	Eaton Vance Mutual Funds Trust

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